                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of G-III Apparel Group, Ltd. (the "Company") on Form 10-K for the year ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Morris Goldfarb, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, (a) the Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.







                                           /s/ Morris Goldfarb
                                           --------------------------------
                                           Morris Goldfarb
                                           Chief Executive Officer
                                           April 24, 2003

                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of G-III Apparel Group, Ltd. (the "Company") on Form 10-K for the year ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wayne
S. Miller, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, (a) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.







                                            /s/ Wayne Miller
                                            -------------------------------
                                            Wayne S. Miller
                                            Chief Financial Officer
                                            April 24, 2003